Exhibit 99.1

Filed by W. P. Carey & Co. LLC

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: W. P. Carey & Co. LLC

(Commission File Number: 001-13779)

W. P. Carey & Co. LLC

Supplemental Unaudited Operating and Financial Data

As of June 30, 2012

Important Disclosures About this Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC LLC,” “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. “GAAP” means generally accepted accounting principles in the United States. “CPA® REITs” means Corporate Property Associates 15 Incorporated (“CPA®:15”), Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”) and Corporate Property Associates 17 – Global Incorporated (“CPA®:17 – Global”). The “REITs” means the CPA® REITs and Carey Watermark Investors Incorporated (“CWI”). Corporate Property Associates 14 Incorporated (“CPA®:14”) was part of the CPA® REITs until its merger with a subsidiary of CPA®:16 – Global on May 2, 2011 (the “CPA®:14/16 Merger”).

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations - as adjusted (“AFFO”), adjusted cash flow from operating activities (“ACFO”) and total adjusted revenue. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey & Co. LLC (“W. P. Carey”) and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the anticipated future financial and operating performance and results, including estimates of growth. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks include, but are not limited to, the general economic climate, the supply of and demand for office and industrial properties, interest rate levels, the availability of financing, and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or that costs may be greater than anticipated. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

W. P. CAREY & CO. LLC

Supplemental Unaudited Operating and Financial Data

As of June 30, 2012

W. P. CAREY & CO. LLC

Company Overview

June 30, 2012

Key Company Contacts		Executive Offices
Trevor P. Bond	President, Chief Executive Officer and Director	50 Rockefeller Plaza
Mark J. DeCesaris	Managing Director, Chief Financial Officer	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Susan C. Hyde	Managing Director, Director of Investor Relations	Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York Mellon	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
Daniel P. Donlan	Janney Montgomery Scott LLC

Stock Data (NYSE: WPC)	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
High Price	$48.39	$49.70	$44.71	$42.72	$41.82
Low Price	39.66	41.28	34.50	32.76	34.75
Closing Price	46.03	46.52	40.94	36.43	40.50

Distributions declared per share - annualized	$2.27	$2.26	$2.25	$2.24	$2.20

Distribution yield (annualized distribution / closing stock price)	4.93%	4.86%	5.50%	6.15%	5.43%

Shares outstanding at quarter end	40,358,186	40,312,460	39,729,018	39,717,286	39,707,156

Market value of outstanding shares at quarter end (in thousands)	$1,857,687	$1,875,336	$1,626,506	$1,446,901	$1,608,140

W. P. Carey 6/30/2012 Supplemental 8-K — 1

W. P. CAREY & CO. LLC

Financial Highlights (Unaudited)

(in thousands, except per share amounts)

These financial highlights include non-GAAP financial measures, including EBITDA, AFFO, and ACFO. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three Months Ended					Six Months Ended June 30,
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	2012	2011
EBITDA (a)
Investment management	$451	$3,920	$1,141	$15,028	$55,524	$4,371	$75,068
Real estate ownership	43,524	24,720	22,488	29,620	63,669	68,243	84,997

Total	$43,975	$28,640	$23,629	$44,648	$119,193	$72,614	$160,065

AFFO (a)
Investment management	$(271)	$11,041	$7,002	$14,087	$46,184	$10,771	$65,019
Real estate ownership	28,092	29,028	28,207	27,463	26,860	57,121	47,167

Total	$27,821	$40,069	$35,209	$41,550	$73,044	$67,892	$112,186

EBITDA Per Share (Diluted) (a)
Investment management	$0.01	$0.10	$0.03	$0.37	$1.38	$0.11	$1.87
Real estate ownership	1.07	0.61	0.56	0.74	1.58	1.67	2.11

Total	$1.08	$0.71	$0.59	$1.11	$2.96	$1.78	$3.98

AFFO Per Share (Diluted) (a)
Investment management	$(0.01)	$0.27	$0.17	$0.35	$1.15	$0.26	$1.62
Real estate ownership	0.69	0.72	0.71	0.68	0.67	1.40	1.17

Total	$0.68	$0.99	$0.88	$1.03	$1.82	$1.66	$2.79

						Six Months Ended June 30,
						2012	2011
ACFO
Adjusted cash flow						$58,323	$55,916

Distributions declared						$46,659	$42,561

(a)

Effective April 1, 2012, we include cash distributions and deferred revenue received and earned from the operating partnerships of CPA®:16 – Global, CPA®:17 – Global and CWI in our Real Estate Ownership segment. Results of operations for the prior year periods have been reclassified to conform to the current period presentation. Additionally, during the third quarter of 2011, CPA®:16 – Global finalized its assessment of the fair values of the assets acquired and liabilities assumed in connection with the CPA®:14/16 merger and made certain adjustments during that quarter. Our proportionate share of the adjustments before income taxes was approximately $2.6 million. In accordance with current accounting guidance, we have retrospectively adjusted our results of operations in our Real Estate Ownership segment for the three and six months ended June 30, 2011 to include such adjustments.

W. P. Carey 6/30/2012 Supplemental 8-K — 2

W. P. CAREY & CO. LLC

Reconciliation of Net Income to EBITDA (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended					Six Months Ended June 30,
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	2012	2011
Investment Management
Net income from investment management attributable to W.P. Carey members (a)	$2,153	$2,360	$3,705	$9,134	$28,601	$4,513	$39,963
Adjustments:
(Benefit from) provision for income taxes	(2,644)	622	(3,540)	5,075	26,056	(2,022)	33,436
Depreciation and amortization	942	938	976	819	867	1,880	1,669

EBITDA — investment management	$451	$3,920	$1,141	$15,028	$55,524	$4,371	$75,068

EBITDA per share (diluted)	$0.01	$0.10	$0.03	$0.37	$1.38	$0.11	$1.87

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members (a)	$29,624	$9,930	$5,386	$16,068	$52,842	$39,554	$64,823
Adjustments:
Interest expense	7,246	7,345	6,260	5,989	5,355	14,591	9,671
Provision for (benefit from) income taxes	762	1,073	2,227	856	(1,026)	1,835	(839)
Depreciation and amortization	5,791	5,857	8,416	6,361	5,024	11,648	8,832
Reconciling items attributable to discontinued operations	101	515	199	346	1,474	615	2,510

EBITDA — real estate ownership	$43,524	$24,720	$22,488	$29,620	$63,669	$68,243	$84,997

EBITDA per share (diluted)	$1.07	$0.61	$0.56	$0.74	$1.58	$1.67	$2.11

Total Company
EBITDA	$43,975	$28,640	$23,629	$44,648	$119,193	$72,614	$160,065

EBITDA per share (diluted)	$1.08	$0.71	$0.59	$1.11	$2.96	$1.78	$3.98

Diluted weighted average shares outstanding	40,757,055	40,487,652	40,152,444	40,404,520	40,243,548	40,828,646	40,192,418

(a)

Effective April 1, 2012, we include cash distributions and deferred revenue received and earned from the operating partnerships of CPA®:16 – Global, CPA®:17 – Global and CWI in our Real Estate Ownership segment. Results of operations for the prior year periods have been reclassified to conform to the current period presentation. Additionally, during the third quarter of 2011, CPA®:16 – Global finalized its assessment of the fair values of the assets acquired and liabilities assumed in connection with the CPA®:14/16 merger and made certain adjustments during that quarter. Our proportionate share of the adjustments before income taxes was approximately $2.6 million. In accordance with current accounting guidance, we have retrospectively adjusted our results of operations in our Real Estate Ownership segment for the three and six months ended June 30, 2011 to include such adjustments.

W. P. Carey 6/30/2012 Supplemental 8-K — 3

Non-GAAP Financial Disclosure – EBITDA

EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.

W. P. Carey 6/30/2012 Supplemental 8-K — 4

W. P. CAREY & CO. LLC

Reconciliation of Net Income to Funds from Operations – as Adjusted (AFFO) (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended					Six Months Ended June 30,
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	2012	2011
Investment Management
Net Income from investment management attributable to W. P. Carey members (a)	$2,153	$2,360	$3,705	$9,134	$28,601	$4,513	$39,963

FFO - as defined by NAREIT (b)	2,153	2,360	3,705	9,134	28,601	4,513	39,963

Adjustments:
Amortization and other non-cash charges	(3,944)	7,561	3,297	4,953	17,583	3,617	25,056
Realized gains on foreign currency, derivatives and other	(23)	-	-	-	-	(23)	-
Amortization of deferred financing costs	286	283	-	-	-	570	-
Merger expenses	1,257	837	-	-	-	2,094	-
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:
AFFO adjustments to equity earnings from equity investments	-	-	-	-	-	-	-

Total adjustments	(2,424)	8,681	3,297	4,953	17,583	6,258	25,056

AFFO - Investment Management	$(271)	$11,041	$7,002	$14,087	$46,184	$10,771	$65,019

Real Estate Ownership
Net Income from real estate ownership attributable to W. P. Carey members (a)	$29,624	$9,930	$5,386	$16,068	$52,842	$39,554	$64,823
Adjustments:
Depreciation and amortization of real property	5,673	6,147	8,415	6,194	6,240	11,820	10,715
Impairment charges	1,003	5,724	5,498	4,934	41	6,728	41
(Gain) loss on sale of real estate, net	(1,686)	181	3,655	396	121	(1,505)	(660)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO:
Depreciation and amortization of real property	730	898	1,208	1,173	1,328	1,628	2,876
Impairment charges (b)	-	-	-	-	-	-	1,090
(Gain) loss on sale of real estate, net	(15,557)	142	-	-	34	(15,415)	34
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(434)	(434)	(508)	(1,157)	(123)	(868)	(319)

Total adjustments	(10,271)	12,658	18,268	11,540	7,641	2,388	13,777

FFO - as defined by NAREIT (b)	19,353	22,588	23,654	27,608	60,483	41,942	78,600

Adjustments:
Gain on change in control of interests (c)	-	-	-	-	(27,859)	-	(27,859)
Gain on deconsolidation of a subsidiary	-	-	-	(1,008)	-	-	-

W. P. Carey 6/30/2012 Supplemental 8-K — 5

W. P. CAREY & CO. LLC

Reconciliation of Net Income to Funds from Operations – as Adjusted (AFFO) (Unaudited) – (continued)

(in thousands, except share and per share amounts)

	Three Months Ended					Six Months Ended June 30,
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	2012	2011
Other (gains) losses, net	-	-	(1,118)	135	-	-	-
Other depreciation, amortization and non-cash charges	(88)	(669)	853	168	(2,167)	(757)	(2,802)
Realized losses on foreign currency, derivatives and other	542	-	-	-	-	542	-
Amortization of deferred financing costs	402	464	-	-	-	866	-
Straight-line and other rent adjustments	(883)	(1,115)	(1,804)	(1,014)	(1,020)	(1,998)	(1,437)
Above-market rent intangible lease amortization, net	111	-	-	-	-	111	-
Merger expenses	1,359	1,266	-	-	-	2,625	-
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO
Straight-line and other rent adjustments	(363)	(413)	(414)	(463)	(142)	(776)	(764)
Below-market rent intangible lease amortization, net	(3)	-	-	-	-	(3)	-
AFFO adjustments to equity earnings from equity investments	7,687	6,926	6,982	1,978	(2,508)	14,613	1,270
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(25)	(19)	54	59	73	(44)	159

Total adjustments	8,739	6,440	4,553	(145)	(33,623)	15,179	(31,433)

AFFO - Real Estate Ownership	$28,092	$29,028	$28,207	$27,463	$26,860	$57,121	$47,167

Total Company
FFO - as defined by NAREIT	$21,506	$24,948	$27,359	$36,742	$89,084	$46,455	$118,563

FFO - as defined by NAREIT (diluted)	$0.53	$0.62	$0.68	$0.91	$2.21	$1.14	$2.95

AFFO	$27,821	$40,069	$35,209	$41,550	$73,044	$67,892	$112,186

AFFO per share (diluted)	$0.68	$0.99	$0.88	$1.03	$1.82	$1.66	$2.79

Diluted weighted average shares outstanding	40,757,055	40,487,652	40,152,444	40,404,520	40,243,548	40,828,646	40,192,418

(a)

Effective April 1, 2012, we include cash distributions and deferred revenue received and earned from the operating partnerships of CPA®:16 – Global, CPA®:17 – Global and CWI in our Real Estate Ownership segment. Results of operations for the prior year periods have been reclassified to conform to the current period presentation. Additionally, during the third quarter of 2011, CPA®:16 – Global finalized its assessment of the fair values of the assets acquired and liabilities assumed in connection with the CPA®:14/16 merger and made certain adjustments during that quarter. Our proportionate share of the adjustments before income taxes was approximately $2.6 million. In accordance with current accounting guidance, we have retrospectively adjusted our results of operations in our Real Estate Ownership segment for the three and six months ended June 30, 2011 to include such adjustments.

(b)	The SEC Staff has recently advised that they take no position on the inclusion or exclusion of impairment write-downs in arriving at Funds from Operations (“FFO”). Since 2003, the National Association of Real Estate Investment Trusts (“NAREIT”) has taken the position that the exclusion of impairment charges is consistent with its definition of FFO. Accordingly, we have revised our computation of FFO to exclude impairment charges, if any, in arriving at FFO for all periods presented.
(c)

Represents gain recognized on purchase of the remaining interests in two investments from CPA®:14, which we had previously accounted for under the equity method. In connection with purchasing these properties, we recognized a net gain of $27.9 million during the three and six months ended June 30, 2011 to adjust the carrying value of our existing interests in these investments to their estimated fair values.

W. P. Carey 6/30/2012 Supplemental 8-K — 6

Non-GAAP Financial Disclosure – AFFO

FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets and extraordinary items; however, FFO related to assets held for sale, sold or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.

We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations.

W. P. Carey 6/30/2012 Supplemental 8-K — 7

W. P. Carey & Co. LLC

Adjusted Cash Flow from Operating Activities (ACFO) (Unaudited)

(in thousands)

	Six Months Ended June 30,
	2012	2011
Summarized cash flow information:
Cash flow provided by operating activities	$11,805	$48,594

Cash flow provided by (used in) investing activities	$41,380	$(127,811)

Cash flow (used in) provided by financing activities	$(42,534)	$40,296

Reconciliation of adjusted cash flow from operating activities:
Cash flow provided by operating activities	$11,805	$48,594
Adjustments related to equity method investments:
Add: Distributions received from equity investments in real estate in excess of equity income	15,909	11,891
Less: Distributions received from equity investments in real estate in excess of equity income — attributable to financing activities	-	(2,115)

Distributions received from equity investments in real estate in excess of equity income — attributable to operating activities (a)	15,909	9,776

Adjustments related to noncontrolling interests:

Less: Distributions (paid to) net of contributions received from noncontrolling interests	315	(1,363)
Add: Distributions paid to (received from) noncontrolling interests, net not attributable to operating activities	-	1,300

Distributions received from (paid to) noncontrolling interests, attributable to operating activities (b)	315	(63)

Adjustments related to changes in working capital: (c)
Net changes in other assets and liabilities	20,142	11,543
Net prepayment of income taxes at end of period	10,152	9,500

	30,294	21,043

CPA®:14/16 Merger — revenue, net of taxes on special distribution (d)	-	(23,434)

ACFO (inclusive of merger costs totaling $4.7 million in 2012) (e)	$58,323	$55,916

Distributions declared	$46,659	$42,561

(a)	Cash flow provided by operating activities on a GAAP basis does not include distributions that we receive from equity method investments in excess of our equity income. All such excess distributions, including our share of distributions of property-level cash flows in excess of operating income, are reported as cash flows provided by investing activities in our statement of cash flows. In calculating ACFO, we make an adjustment to our reported cash flow provided by operating activities to add such distributions to the extent they relate to our pro rata share of property-level operating income, after deducting any portion of such distributions attributable to the financing or investment activities of the underlying jointly-owned investment.
(b)	Cash flow provided by operating activities on a GAAP basis does not include contributions that we receive from noncontrolling interests and distributions that we pay to noncontrolling interests in our consolidated jointly-owned investments. All such contributions and distributions, including contributions to and distributions of property-level operating cash flows, are reported as cash flows used in or provided by financing activities in our statement of cash flows. In calculating ACFO, we make adjustments to our reported cash flow provided by operating activities to add contributions received from noncontrolling interests and subtract distributions paid to noncontrolling interests to the extent these contributions or distributions relate to operating activities of the underlying property jointly-owned investments.
(c)

Cash flow provided by operating activities on a GAAP basis includes adjustments to reflect the impact of the “net changes in other operating assets and liabilities” as well as the change in income taxes, net. We make adjustments to cash flow provided by operating activities to incorporate changes between reporting periods in other assets and liabilities, including accrued and prepaid income taxes, as we believe that these adjustments better reflect cash generated from core operations.

W. P. Carey 6/30/2012 Supplemental 8-K — 8

(d)

Amount represents subordinated disposition revenue of $21.3 million, earned in connection with the CPA®:14/16 Merger, and taxes of $2.2 million on a special distribution made in connection with the CPA®:14/16 Merger. We make an adjustment to deduct this revenue because it is generally earned in connection with one-time liquidity events as opposed to cash flow generated from our core operations.

(e)	ACFO for the six months ended June 30, 2012 includes a reduction of $4.7 million as a result of charges incurred in connection with the Merger. Management does not consider these costs to be an ongoing cash outflow when evaluating cash flow generated from our core operations using this supplemental financial measure.

Non-GAAP Financial Disclosure – ACFO

ACFO refers to our cash flow from operating activities (as computed in accordance with GAAP) adjusted, where applicable, primarily to: add cash distributions of property-level operating cash flows that we receive from our investments in unconsolidated real estate jointly-owned investments in excess of our equity income; subtract cash distributions of property-level operating cash flows that we make to our noncontrolling partners in real estate jointly-owned investments that we consolidate net of such partners’ contributions to our share of property-level operating cash flows; and eliminate changes in working capital. We hold a number of interests in real estate jointly-owned investments, and we believe that adjusting our GAAP cash flow provided by operating activities to reflect these actual cash receipts and cash payments that are attributable to the property-level operating cash flows of the underlying jointly-owned investments, as well as eliminating the effect of timing differences between the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized, may give investors additional information about our actual cash flow that is not incorporated in cash flow from operating activities as defined by GAAP. The jointly-owned investments are property-owning entities and their activities are generally limited to receiving rental income, financing the property and ultimately disposing of the property. Distributions and contributions related to these activities are based on the ownership percentages of the partners in each jointly-owned investment. In accordance with each jointly-owned investment’s operating agreement, jointly-owned investment partners generally participate in the jointly-owned investment’s operating cash flow, debt financing and proceeds from property distributions. Distributions of cash to jointly-owned investment partners are typically made on a monthly basis.

We believe that ACFO is a useful supplemental measure for assessing the cash flow generated from our core operations as it gives investors important information about our liquidity that is not provided within cash flow from operating activities as defined by GAAP, and we use this measure when evaluating distributions to shareholders. ACFO should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity.

W. P. Carey 6/30/2012 Supplemental 8-K — 9

W. P. CAREY & CO. LLC

Total Adjusted Revenue (Pro rata Basis) (Unaudited)

(in thousands, except percentages)

	Three Months Ended										Six Months Ended June 30,
	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		2012		2011
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Asset management revenue	$15,636	20%	$15,602	20%	$15,530	20%	$14,840	16%	$16,619	23%	$31,238	20%	$36,439	24%
Structuring revenue (a)	3,622	5%	7,638	9%	3,930	5%	21,221	23%	5,735	8%	11,260	7%	21,680	15%

Investment management revenues	19,258	25%	23,240	29%	19,460	25%	36,061	39%	22,354	31%	42,498	27%	58,119	39%
Real estate revenues	57,205	75%	57,381	71%	59,616	75%	57,461	61%	50,078	69%	114,586	73%	90,872	61%

Total Adjusted Revenue	$76,463	100%	$80,621	100%	$79,076	100%	$93,522	100%	$72,432	100%	$157,084	100%	$148,991	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$68,042		$69,387		$61,975		$78,372		$116,776		$137,429		$192,695
Less: Reimbursed costs from affiliates (b)	(20,484)		(18,737)		(15,345)		(14,707)		(17,059)		(39,221)		(34,778)
Less: Wholesaling revenue (b)	(4,080)		(3,787)		(2,876)		(2,586)		(2,922)		(7,867)		(6,202)
Less: Incentive, termination and subordinated disposition revenue (c)	-		-		-		-		(52,515)		-		(52,515)
Add: Lease revenues – discontinued operations	45		748		1,244		579		1,622		793		3,430
Add: Pro rata share of revenues from equity investments	5,738		6,412		6,601		6,689		7,129		12,150		14,980
Less: Pro rata share of revenues due to noncontrolling interests	(422)		(428)		(436)		(452)		(666)		(850)		(1,741)
Add: Pro rata share of revenues from CPA® REITs	20,161		20,052		20,646		21,147		18,094		40,213		29,334
Add: Total distributions of available cash	7,463		6,974		7,267		4,480		1,973		14,437		3,788

Total Adjusted Revenue	$76,463		$80,621		$79,076		$93,522		$72,432		$157,084		$148,991

Reconciliation of Real Estate Revenues
Lease revenues – as reported	$17,228		$17,631		$18,139		$18,609		$16,217		$34,859		$30,089
Lease revenues – discontinued operations	45		748		1,244		579		1,622		793		3,430

Total consolidated lease revenues	17,273		18,379		19,383		19,188		17,839		35,652		33,519
Add: Pro rata share of revenues from equity investments	5,738		6,412		6,601		6,689		7,129		12,150		14,980
Less: Pro rata share of revenues due to noncontrolling interests	(422)		(428)		(436)		(452)		(666)		(850)		(1,741)

Total pro rata net lease revenues	22,589		24,363		25,548		25,425		24,302		46,952		46,758

Add: Pro rata share of revenues from CPA® REITs
CPA®:14	-		-		-		-		860		-		4,484
CPA®:15	3,947		4,031		4,012		4,389		4,152		7,978		8,040
CPA®:16 – Global	15,514		15,405		16,150		16,399		12,734		30,919		16,226
CPA®:17 – Global	700		616		484		359		348		1,316		584

W. P. Carey 6/30/2012 Supplemental 8-K — 10

W. P. CAREY & CO. LLC

Total Adjusted Revenue (Pro rata Basis) (Unaudited) (continued)

(in thousands, except percentages)

	Three Months Ended										Six Months Ended June 30,
	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		2012		2011
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Total pro rata share of revenues from CPA® REITs	20,161		20,052		20,646		21,147		18,094		40,213		29,334
Add: Distributions of available cash — CPA® REITs
CPA®:16 – Global	3,598		4,281		3,658		2,499		-		7,879		-
CPA®:17 – Global	3,865		2,693		3,609		1,981		1,973		6,558		3,788

Total distributions of available cash — CPA® REITs	7,463		6,974		7,267		4,480		1,973		14,437		3,788
Add: Other real estate income (d)	6,992		5,992		6,155		6,409		5,709		12,984		10,992

Total Real Estate Revenues	$57,205		$57,381		$59,616		$57,461		$50,078		$114,586		$90,872

(a)	We earn structuring revenue on acquisitions structured on behalf of the REITS we manage and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the REITS totaled approximately $98 Million, $172 million, $132 million, $498 million, and $249 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and approximately $270 million and $594 million for the six months ended June 30, 2012 and June 30, 2011, respectively.
(b)

Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 – Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offering.

(c)

In connection with providing a liquidity event for CPA®:14 shareholders, in May 2011, we earned termination revenue of $31.2 million and subordinated disposition revenue of $21.3 million, which we received in shares of CPA®:14 and cash, respectively. These CPA®:14 shares were subsequently converted to shares of CPA®:16 – Global in connection with the CPA®:14/16 merger.

(d)	Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rents related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period to period.

Note: Amounts presented for prior year periods do not reflect adjustments to prior period amounts for assets reclassified as held for sale or sold in the current period and reflected as discontinued operations.

W. P. Carey 6/30/2012 Supplemental 8-K — 11

W. P. CAREY & CO. LLC

Total Adjusted Revenue: W. P. Carey Group (Unaudited)

(in thousands, except percentages)

	Three Months Ended										Six Months Ended June 30,
	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		2012		2011
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
W. P. Carey Pro Rata Revenues
W. P. Carey pro rata lease revenue	$22,589	9%	$24,363	9%	$25,548	10%	$25,424	10%	$24,302	10%	$46,952	9%	$46,758	10%
W. P. Carey wholesaling revenue (a)	4,080	2%	3,787	1%	2,876	1%	2,586	1%	2,922	1%	7,867	2%	6,202	1%
Other real estate income	6,992	3%	5,992	2%	6,155	2%	6,409	3%	5,709	2%	12,984	3%	10,992	2%

CPA®:14 and the REITs Pro Rata Revenues
CPA®:14 pro rata lease revenue	-	0%	-	0%	-	0%	-	0%	11,190	5%	-	0%	47,880	10%
CPA®:14 other income	-	0%	-	0%	-	0%	-	0%	808	0%	-	0%	1,228	0%
CPA®:15 pro rata lease revenue	49,958	19%	51,030	20%	52,111	20%	57,755	23%	56,110	23%	100,988	19%	109,362	23%
CPA®:15 other income	1,361	1%	6,771	3%	2,385	1%	1,819	1%	1,665	1%	8,132	2%	3,568	1%
CPA®:16 – Global pro rata lease revenue	85,242	34%	85,588	34%	90,222	36%	92,653	37%	86,633	34%	170,830	34%	147,005	30%
CPA®:16 – Global other income	9,916	4%	11,017	4%	12,093	5%	9,705	4%	9,399	4%	20,933	4%	17,623	4%
CPA®:17 – Global pro rata lease revenue	58,321	23%	55,975	22%	53,806	22%	44,860	18%	43,467	18%	114,296	22%	82,805	17%
CPA®:17 – Global other income	12,651	5%	12,063	5%	8,779	3%	6,942	3%	3,833	2%	24,714	5%	7,430	2%
CWI hotel revenue	846	0%	-	0%	-	0%	-	0%	-	0%	846	0%	-	0%
CWI other income	(398)	0%	417	0%	546	0%	535	0%	-	0%	19	0%	-	0%

Total combined revenues	251,558		257,003		254,521		248,688		246,038		508,561		480,853
Less: Carey Financial revenues	4,079		3,788		2,876		2,587		2,922		7,867		6,202

Net real estate related revenues	$247,479		$253,215		$251,645		$246,101		$243,116		$500,694		$474,651

(a)

Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 – Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offering.

Non-GAAP Financial Disclosure – Total Adjusted Revenue

Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. Carey 6/30/2012 Supplemental 8-K — 12

W. P. CAREY & CO. LLC

Portfolio Debt Overview (Pro rata Basis) (Unaudited)

As of June 30, 2012

(in thousands)

Portfolio Debt Maturity

Year of Maturity	Outstanding Balance
2012	$27,299
2013	582
2014	288,379	(a)
2015	46,612
2016	60,593
2017	39,950
2018	29,427
2019	24,974
2020	91,711
2021	4,883
2023	4,681
2025	24,000

Total	$643,091

(a)	Amount includes outstanding recourse debt on the unsecured line of credit.

Debt Maturity Analysis

Year of Maturity

Fixed and Variable Rate Debt Analysis

Non-Recourse Debt	Outstanding Balance
Fixed	$268,884
Fixed - Future Rate Reset	59,360
Fixed - Swap Agreement	46,375
Variable - Capped	35,312

409,931

Recourse Debt
Variable - Line of Credit	233,160

Total Debt	$643,091

W. P. Carey 6/30/2012 Supplemental 8-K — 13

W. P. CAREY & CO. LLC

Detailed Debt Summary (Pro rata Basis) (Unaudited)

As of June 30, 2012

(in thousands)

Tenant/Lease Guarantor/Percent Ownership	Rate Type	Current Interest Rate	Maturity Date	Outstanding Balance
AutoZone, Inc. - Series C	Fixed	6.85%	Aug-2012	$39
Anthony’s Manufacturing Company	Fixed	5.11%	Oct-2012	7,897
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	7,902
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,278
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	9,183
AutoZone, Inc. - Series D	Fixed	6.85%	Aug-2013	582
US Airways Group, Inc. (75%)	Variable - Capped	4.27%	Apr-2014	13,843
Carrefour France, SAS (46%) (a)	Fixed - Future Rate Reset	5.55%	Dec-2014	41,376
Hibbett Sports	Fixed - Swap	6.45%	May-2015	4,493
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	8,402
Bouygues Telecom, S.A. (Tours) (95%) (a)	Fixed	3.07%	Oct-2015	4,827
The American Bottling Company	Fixed	5.13%	Nov-2015	28,890
World Color Printing	Fixed	5.30%	May-2016	4,890
Fiserv, Inc.	Fixed	6.18%	Jun-2016	28,553
Self-Storage Facilities - Arkansas and Florida (40%) (b)	Fixed	6.18%	Jul-2016	2,366
Sprint Spectrum, LP	Fixed	4.85%	Aug-2016	8,291
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (a) (b)	Fixed	4.23%	Oct-2016	9,835
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,658
Hellweg Die Profi-Baumärkte GmbH & Co. KG (5%) (a)	Fixed	5.49%	Jan-2017	864
Qwest Communications, Inc.	Fixed	4.50%	Feb-2017	1,250
24 Hour Fitness USA, Inc.	Fixed	5.50%	Jun-2017	3,240
Amylin Pharmaceuticals, Inc.	Fixed	6.20%	Jul-2017	34,596
The New York Times Company (17.75%)	Variable - Capped	2.87%	Apr-2018	21,469
OBI Wroclaw (a)	Fixed - Swap	5.48%	May-2018	7,958
Self-Storage Portfolio (40%) (b)	Fixed - Future Rate Reset	7.03%	Feb-2019/Mar-2019	12,593
Orbital Sciences Corporation	Fixed	7.75%	Jul-2019	12,381
JPMorgan Chase Bank, N.A.	Fixed - Swap	5.47%	Jul-2020	33,924
Self-Storage Facilities - Chicago, IL (40%) (b)	Fixed - Future Rate Reset	6.34%	Aug-2020	3,571
Self-Storage Facility - Pensacola, FL	Fixed - Future Rate Reset	6.25%	Nov-2020	1,820
Federal Express Corporation	Fixed	5.48%	Dec-2020	52,396
Information Resources, Inc. (33%)	Fixed	5.92%	Feb-2021	4,883
Hologic, Inc. (36%)	Fixed	6.40%	May-2023	4,681
Google, Inc.	Fixed	5.15%	Nov-2025	24,000

Total Non-Recourse Debt		5.45%(b)		409,931

Unsecured Line of Credit	Variable	2.00%	Dec-2014	233,160

Total Debt		4.20%(b)		$643,091

(a)	Debt balance calculated using an exchange rate of 1.2578 EUR/USD as of June 30, 2012.
(b)	Reflects the weighted-average interest rate for the applicable debt.

W. P. Carey 6/30/2012 Supplemental 8-K — 14

W. P. CAREY & CO. LLC

Investment Activity (Unaudited)

For the Six Months Ended June 30, 2012

(in thousands, except square footage)

Investment Activity

Acquisitions - REITs (a)

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price (b)	Closing Date	Property Type	Gross Square Footage
CPA®:17 – Global	Blue Cross and Blue Shield of Minnesota, Inc.	Aurora, Eagan & Virginia, MN	$169,011	January-12	Office	1,131,469
CPA®:17 – Global	Sabre Communications Corporation and Cellxion, LLC	Alvarado, TX	4,964	March-12 & June-12	Industrial	44,250
CPA®:17 – Global	Nippon Sheet Glass Co., Ltd. (c) (d)	Tarnobrzeg, Poland	26,579	April-12	Warehouse/Distribution	BTS
CPA®:17 – Global	Sabre Communications Corporation and Cellxion, LLC (c)	Sioux City, IA	17,801	June-12	Industrial	BTS

Total Acquisitions - Leased Properties			218,355			1,175,719

Portfolio(s)	Property Type	Property Location(s)	Purchase Price (b)	Closing Date
CWI	Hospitality	Braintree, MA	12,500	May-12
CWI	Hospitality	New Orleans, LA	14,947	June-12
CPA®:17 – Global	Self-Storage Facilities	Various locations in Alabama, Louisiana, & Mississippi	16,800	June-12

Total Acquisitions - Hospitality/Self-Storage Properties			44,247

Portfolio(s)	Security Type	Company	Purchase Price (b)	Closing Date
CPA®:17 – Global	Equity Securities	Lineage Logistics Holdings LLC	7,070	June-12

Total Acquisitions - Equity Securities			7,070

Total Acquisitions			$269,672

(a)	There were no acquisitions in our owned portfolio during the period presented.
(b)	Includes capitalized transaction costs, where applicable.
(c)	Acquisition includes a build-to-suit (“BTS”) transaction. Gross square footage cannot be determined at this time.
(d)	Acquisition price reflects applicable foreign exchange rate.

W. P. Carey 6/30/2012 Supplemental 8-K — 15

Disposition Activity

Dispositions - CPA® REITs

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Disposition Date	Property Type	Gross Square Footage
CPA®:16 – Global	Sovereign Bank	Bourne, Sandwich, & Wareham, MA	$3,173	January-12	Retail	19,693
CPA®:15 (54%)	Médica – France, S.A. (a)	Chatou, France	146	January-12	Land	10,200
CPA®:16 – Global	American Tire Distributors	Charlotte, NC	1,500	February-12	Warehouse/Distribution	120,200
CPA®:17 – Global	Dolgencorp, LLC	Choudrant, Gardner, Mangham, Mount Hermon & Richwood, LA; Vass, NC; & Chesterfield, Hopewell, & Hot Springs, VA	12,922	February-12 & March-12	Retail	99,363
CPA®:15 (67%), CPA®:16 – Global (33%)	Lindenmaier AG (a)	Laupheim, Germany	3,961	February-12	Industrial	67,358
CPA®:15	Vacant	Virginia Beach, VA	18,200	February-12	Warehouse/Distribution	774,473
CPA®:16 – Global	McLane Foodservice, Inc.	Manassas, VA	7,500	March-12	Warehouse/Distribution	100,337
CPA®:15	Vacant (a)	Little Germany, United Kingdom	3,387	April-12	Office	41,432
CPA®:15 (54%)	Médica – France, S.A. (a)	Chatou, Paris, Poissy, Rosny sous Bois, Rueil Malmaison, & Sarcelles, France	52,787	April-12	Nursing Home	182,594
CPA®:16 – Global	Rome Die Casting, LLC	Rome, GA	450	April-12	Industrial	117,500
CPA®:16 – Global	PolyPipe, Inc.	Fernley, NV	2,700	May-12	Industrial	31,648
CPA®:16 – Global	Hydro Systems Company	Milford, OH	4,127	June-12	Industrial	437,000
CPA®:15	Shaklee Corporation	Pleasanton, CA	11,100	June-12	Land	N/A

Total REIT Dispositions			121,953			2,001,798

Dispositions - Owned Portfolio
WPC LLC (46%)	Médica – France, S.A. (a)	Chatou, France	124	January-12	Land	8,619
WPC LLC	Cleo, Inc.	Memphis, TN	2,600	March-12	Warehouse/Distribution	1,006,170
WPC LLC	L-3 Communications Titan Corp.	San Diego, CA	13,685	April-12	Office	166,403
WPC LLC (46%)	Médica – France, S.A. (a)	Chatou, Paris, Poissy, Rosny sous Bois, Rueil Malmaison, & Sarcelles, France	40,854	April-12	Nursing Home	154,295
WPC LLC	Vacant	Brewton, AL	75	May-12	Retail	30,625
WPC LLC	Vacant	Charlotte, NC	9,625	June-12	Industrial	437,000

Total Owned Portfolio Dispositions			66,963			1,803,112

Total Dispositions			$188,916			3,804,910

(a)	Disposition price reflects applicable foreign exchange rate.

W. P. Carey 6/30/2012 Supplemental 8-K — 16

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Rent and Historical Occupancy (Pro rata Basis) (Unaudited)

As of June 30, 2012

(in thousands, except percentages)

Top Ten Tenants by Annualized Contractual Minimum Base Rent

Tenant/Lease Guarantor	Annualized Contractual Minimum Base Rent	Percent
Federal Express Corporation	$7,433	9%
Carrefour France, SAS (a)	7,225	9%
Fiserv, Inc.	5,342	6%
The American Bottling Company	4,972	6%
The New York Times Company	4,489	5%
JP Morgan Chase Bank, N.A.	3,939	5%
Amylin Pharmaceuticals, Inc.	3,741	4%
Orbital Sciences Corporation	3,307	4%
U.S. Airways Group, Inc.	3,297	4%
Bouygues Telecom, S.A. (a)	2,687	3%

Total	$46,432	55%

Weighted-Average Lease Term for Portfolio:	6.4 years

W. P. Carey & Co. LLC Historical Occupancy

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.
(b)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. Carey 6/30/2012 Supplemental 8-K — 17

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Property Type (Pro rata Basis) (Unaudited)

As of June 30, 2012

(in thousands, except percentages)

Property Type	Square Footage	Percent
Industrial	4,255	37%
Warehouse/Distribution	3,815	33%
Office	2,471	21%
Retail	821	7%
Other Properties (a)	283	2%

Total (b)	11,645	100%

Property Type	Annualized Contractual Minimum Base Rent (c)	Percent
Office	$36,006	43%
Industrial	25,017	30%
Warehouse/Distribution	16,376	19%
Retail	5,378	6%
Other Properties (a)	1,886	2%

Total (b)	$84,663	100%

Portfolio Diversification by Property Type (based on square footage)	Portfolio Diversification by Property Type (based on annualized contractual minimum base rent)

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; self storage; hospitality; and unoccupied land.
(b)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).
(c)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.

W. P. Carey 6/30/2012 Supplemental 8-K — 18

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Tenant Industry (Pro rata Basis) (Unaudited)

As of June 30, 2012

(in thousands, except percentages)

Industry Type (a)	Annualized Contractual Minimum Base Rent (b)	Percent
Business and Commercial Services	$13,941	16%
Retail Trade	13,622	16%
Transportation - Cargo	7,433	9%
Media: Printing and Publishing	7,120	9%
Telecommunications	5,292	6%
Beverages, Food, and Tobacco	5,026	6%
Aerospace and Defense	4,931	6%
Banking	3,939	5%
Transportation - Personal	3,505	4%
Healthcare, Education and Childcare	3,070	4%
Forest Products and Paper	2,486	3%
Machinery	2,369	3%
Electronics	2,008	2%
Grocery	1,637	2%
Mining, Metals, and Primary Metal Industries	1,313	2%
Chemicals, Plastics, Rubber, and Glass	1,208	1%
Consumer and Durable Goods	1,128	1%
Leisure, Amusement, Entertainment	952	1%
Construction and Building	878	1%
Textiles, Leather, and Apparel	872	1%
Other (c)	1,933	2%

Total (d)	$84,663	100%

(a)	Based on the Moody’s Investors Service, Inc. classification system and information provided by the tenant.
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.
(c)	Includes rent from tenants in the following industries: automobile (0.8%), federal, state and local government (0.8%), multi-tenant properties (0.2%), consumer non-durable goods (0.2%), buildings and real estate (0.2%), and hotels and gaming (0.01%).
(d)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 6/30/2012 Supplemental 8-K — 19

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Geography (Pro rata basis) (Unaudited)

As of June 30, 2012

(in thousands, except percentages)

Region	Square Footage	Percent
U.S.
South	4,020	35%
West	2,242	19%
East	2,044	18%
Midwest	1,325	11%

U.S. Total	9,631	83%

International
France	1,516	13%
Germany	246	2%
Spain	138	1%
Poland	114	1%

International Total	2,014	17%

Total (a)	11,645	100%

Region	Annualized Contractual Minimum Base Rent (b)	Percent
U.S.
South	$31,975	38%
West	19,267	23%
East	12,631	15%
Midwest	5,488	6%

U.S. Total	69,361	82%

International
France	10,515	12%
Germany	2,187	3%
Spain	1,637	2%
Poland	963	1%

International Total	15,302	18%

Total (a)	$84,663	100%

Portfolio Diversification by Geography (based on square footage)	Portfolio Diversification by Geography (based on annualized contractual minimum base rent)

(a)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.

W. P. Carey 6/30/2012 Supplemental 8-K — 20

W. P. CAREY & CO. LLC

Owned Portfolio Analysis – Lease Maturities (Pro rata Basis) (Unaudited)

As of June 30, 2012

(in thousands, except percentages)

Year of Lease Expiration (a)	Annualized Contractual Minimum Base Rent (b)	Percent
2012 (c)	$1,184	1%
2013	4,789	6%
2014	10,863	13%
2015	13,134	16%
2016	7,119	8%
2017	6,630	8%
2018	4,833	6%
2019	15,297	18%
2020	2,767	3%
2021	815	1%
2022	2,761	3%
2024	4,489	5%
2025	1,177	1%
2026	1,042	1%
2027	2,187	3%
2030	5,576	7%

Total (d)	$84,663	100%

Weighted Average Years to Maturity: 6.4

(a)	Assumes tenant does not exercise renewal option.
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.
(c)	Month-to-month properties are counted in 2012 revenue stream.
(d)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 6/30/2012 Supplemental 8-K — 21

W. P. CAREY & CO. LLC

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share amounts)

	June 30, 2012	December 31, 2011
Assets
Investments in real estate:
Real estate, at cost (inclusive of amounts attributable to consolidated variable interest entities (“VIEs”) of $41,032 and $41,032, respectively)	$595,920	$646,482
Operating real estate, at cost (inclusive of amounts attributable to consolidated VIEs of $26,395 and $26,318, respectively)	110,028	109,875
Accumulated depreciation (inclusive of amounts attributable to consolidated VIEs of $23,328 and $22,350, respectively)	(127,139)	(135,175)

Net investments in properties	578,809	621,182
Net investments in direct financing leases	57,872	58,000
Equity investments in real estate and the REITs	552,552	538,749

Net investments in real estate	1,189,233	1,217,931
Cash and cash equivalents (inclusive of amounts attributable to consolidated VIEs of $245 and $230, respectively)	39,800	29,297
Due from affiliates	33,908	38,369
Intangible assets and goodwill, net	121,402	125,957
Other assets, net (inclusive of amounts attributable to consolidated VIEs of $1,891 and $2,773, respectively)	54,272	51,069

Total assets	$1,438,615	$1,462,623

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt (inclusive of amounts attributable to consolidated VIEs of $14,073 and $14,261, respectively)	$346,532	$356,209
Line of credit	233,160	233,160
Accounts payable, accrued expenses and other liabilities (inclusive of amounts attributable to consolidated VIEs of $1,620 and $1,651, respectively)	62,948	82,055
Income taxes, net	37,652	44,783
Distributions payable	22,960	22,314

Total liabilities	703,252	738,521

Redeemable noncontrolling interest	6,788	7,700

Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 40,358,186 and 39,729,018 shares issued and outstanding, respectively	798,036	779,071
Distributions in excess of accumulated earnings	(99,653)	(95,046)
Deferred compensation obligation	7,691	7,063
Accumulated other comprehensive loss	(11,096)	(8,507)

Total W. P. Carey members’ equity	694,978	682,581
Noncontrolling interests	33,597	33,821

Total equity	728,575	716,402

Total liabilities and equity	$1,438,615	$1,462,623

W. P. Carey 6/30/2012 Supplemental 8-K — 22

W. P. CAREY & CO. LLC

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues
Asset management revenue	$15,636	$16,619	$31,238	$36,439
Structuring revenue	3,622	5,735	11,260	21,680
Incentive, termination and subordinated disposition revenue	-	52,515	-	52,515
Wholesaling revenue	4,080	2,922	7,867	6,202
Reimbursed costs from affiliates	20,484	17,059	39,221	34,778
Lease revenues	17,228	16,217	34,859	30,089
Other real estate income	6,992	5,709	12,984	10,992

	68,042	116,776	137,429	192,695

Operating Expenses
General and administrative	(26,582)	(24,585)	(53,491)	(45,908)
Reimbursable costs	(20,484)	(17,059)	(39,221)	(34,778)
Depreciation and amortization	(6,733)	(5,891)	(13,528)	(10,501)
Property expenses	(3,404)	(2,819)	(5,989)	(5,708)
Other real estate expenses	(2,431)	(2,942)	(4,930)	(5,499)
Impairment charges	(1,003)	-	(3,660)	-

	(60,637)	(53,296)	(120,819)	(102,394)

Other Income and Expenses
Other interest income	155	560	658	1,235
Income from equity investments in real estate and the REITs	28,345	15,072	42,331	21,288
Gain on change in control of interests	-	27,859	-	27,859
Other income and (expenses)	1,218	4,758	1,524	5,239
Interest expense	(7,246)	(5,355)	(14,591)	(9,671)

	22,472	42,894	29,922	45,950

Income from continuing operations before income taxes	29,877	106,374	46,532	136,251
Benefit from (provision for) income taxes	1,882	(25,030)	187	(32,597)

Income from continuing operations	31,759	81,344	46,719	103,654

Discontinued Operations
(Loss) income from operations of discontinued properties	(231)	(122)	(273)	403
(Loss) gain on sale of real estate	(298)	(121)	(479)	660
Impairment charges	-	(41)	(3,068)	(41)

(Loss) income from discontinued operations	(529)	(284)	(3,820)	1,022

Net Income	31,230	81,060	42,899	104,676
Add: Net loss attributable to noncontrolling interests	480	384	1,058	714
Less: Net loss (income) attributable to redeemable noncontrolling interest	67	(1)	110	(604)

Net Income Attributable to W. P. Carey Members	$31,777	$81,443	$44,067	$104,786

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.79	$2.03	$1.17	$2.57
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.01)	(0.01)	(0.09)	0.03

Net income attributable to W. P. Carey members	$0.78	$2.02	$1.08	$2.60

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.78	$2.00	$1.15	$2.55
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.01)	(0.01)	(0.09)	0.03

Net income attributable to W. P. Carey members	$0.77	$1.99	$1.06	$2.58

Weighted Average Shares Outstanding
Basic	40,047,220	39,782,796	40,218,677	39,760,676

Diluted	40,757,055	40,243,548	40,828,646	40,192,418

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$32,306	81,727	47,887	103,764
(Loss) income from discontinued operations, net of tax	(529)	(284)	(3,820)	1,022

Net income	$31,777	$81,443	$44,067	$104,786

Distributions Declared Per Share	$0.567	0.550	1.132	1.062

W. P. Carey 6/30/2012 Supplemental 8-K — 23

W. P. CAREY & CO. LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2012	2011
Cash Flows — Operating Activities
Net income	$42,899	$104,676
Adjustments to net income:
Depreciation and amortization, including intangible assets and deferred financing costs	15,054	12,782
Income from equity investments in real estate and the REITs (in excess of) less than distributions received	(17,013)	223
Straight-line rent and financing lease adjustments	(2,016)	(1,386)
Amortization of deferred revenue	(4,718)	(1,573)
Gain on sale of real estate	(1,505)	(660)
Unrealized loss (gain) on foreign currency transactions and others	23	(371)
Realized loss (gain) on foreign currency transactions and others	535	(1,188)
Management income received in shares of affiliates	(14,005)	(52,142)
Gain on conversion of shares	-	(3,806)
Gain on change in control of interests	-	(27,859)
Impairment charges	6,728	41
Stock-based compensation expense	9,755	8,628
Deferred acquisition revenue received	13,322	15,462
Increase in structuring revenue receivable	(4,906)	(9,222)
(Decrease) increase in income taxes, net	(12,206)	16,532
Net changes in other operating assets and liabilities	(20,142)	(11,543)

Net cash provided by operating activities	11,805	48,594

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and the REITs in excess of equity income	15,909	11,891
Capital contributions to equity investments	(180)	(2,297)
Purchase of interests in CPA®:16 — Global	-	(121,315)
Purchases of real estate and equity investments in real estate	-	(24,323)
Capital expenditures	(1,812)	(1,375)
Cash acquired on acquisition of subsidiaries	-	57
Proceeds from sale of real estate	25,195	10,643
Proceeds from sale of securities	198	777
Funding of short-term loans to affiliates	-	(94,000)
Proceeds from repayment of short-term loans to affiliates	-	94,000
Funds placed in escrow	(5,577)	(3,899)
Funds released from escrow	7,647	2,030

Net cash provided by (used in) investing activities	41,380	(127,811)

Cash Flows — Financing Activities
Distributions paid	(46,013)	(40,849)
Contributions from noncontrolling interests	1,480	1,459
Distributions paid to noncontrolling interests	(1,165)	(2,822)
Purchase of noncontrolling interest	-	(7,502)
Scheduled payments of mortgage principal	(10,262)	(9,897)
Proceeds from mortgage financing	1,250	7,438
Proceeds from line of credit	15,000	231,410
Repayments of line of credit	(15,000)	(140,000)
Payment of financing costs	(123)	(831)
Proceeds from issuance of shares	5,692	1,018
Windfall tax benefit associated with stock-based compensation awards	6,607	872

Net cash (used in) provided by financing activities	(42,534)	40,296

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	(148)	689

Net increase (decrease) in cash and cash equivalents	10,503	(38,232)
Cash and cash equivalents, beginning of period	29,297	64,693

Cash and cash equivalents, end of period	$39,800	$26,461

W. P. Carey 6/30/2012 Supplemental 8-K — 24

W. P. CAREY & CO. LLC

Owned Portfolio Detailed Property Summary (Pro rata Basis) (Unaudited)

As of June 30, 2012

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	390,380	7,252	8.57%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/ Distribution	Transportation - Cargo	South	30,212	181	0.21%	Fixed	May-2022	May-2027
Federal Express Corporation	100%	College Station, TX	Warehouse/ Distribution	Transportation - Cargo	South	12,080	-	0.00%	Fixed	Apr-2017	Apr-2022

Federal Express Corporation Total						432,672	7,433	8.78%

Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/ Distribution	Retail Trade	Europe	177,793	$991	1.17%	INSEE (c)	Jun-2016	Jun-2019
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/ Distribution	Retail Trade	Europe	174,267	974	1.15%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Crepy en Valois, France	Warehouse/ Distribution	Retail Trade	Europe	152,370	889	1.05%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Lens, France	Warehouse/ Distribution	Retail Trade	Europe	126,929	710	0.84%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/ Distribution	Retail Trade	Europe	134,942	656	0.78%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Ploufragan, France	Warehouse/ Distribution	Retail Trade	Europe	122,596	611	0.72%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Crepy en Valois, France	Warehouse/ Distribution	Retail Trade	Europe	101,252	591	0.70%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Thuit Hebert, France	Warehouse/ Distribution	Retail Trade	Europe	107,962	525	0.62%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Cholet, France	Warehouse/ Distribution	Retail Trade	Europe	99,265	495	0.58%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/ Distribution	Retail Trade	Europe	60,294	337	0.40%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Thuit Hebert, France	Warehouse/ Distribution	Retail Trade	Europe	68,479	333	0.39%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/ Distribution	Retail Trade	Europe	7,524	42	0.05%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Lens, France	Warehouse/ Distribution	Retail Trade	Europe	4,349	24	0.03%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/ Distribution	Retail Trade	Europe	2,899	16	0.02%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Lens, France	Warehouse/ Distribution	Retail Trade	Europe	2,599	15	0.02%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/ Distribution	Retail Trade	Europe	2,554	12	0.01%	INSEE (c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/ Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (c)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,670	7,225	8.53%

Fiserv, Inc.	100%	Norcross, GA	Office	Business and Commercial Services	South	220,676	5,342	6.31%	CPI	Dec-2015	Dec-2030

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	3,015	3.56%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,956	2.31%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,971	5.87%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,489	5.30%	Fixed	Mar-2024	Mar-2044

W. P. Carey 6/30/2012 Supplemental 8-K — 25

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,939	4.65%	None	Feb-2030	Feb-2050

Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Office	Business and Commercial Services	West	71,902	1,870	2.21%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Industrial	Business and Commercial Services	West	72,409	1,870	2.21%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						144,311	3,741	4.42%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	3,307	3.91%	CPI	Sep-2019	Sep-2029

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,297	3.89%	CPI	Apr-2014	Nov-2029

AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.07%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	50	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2016	Feb-2026

W. P. Carey 6/30/2012 Supplemental 8-K — 26

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.06%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.06%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.05%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	31	0.04%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.03%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.03%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.03%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.03%	Fixed	Oct-2015	Oct-2025
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2015	Aug-2019
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2018	Oct-2023

AutoZone, Inc. Total						302,230	2,217	2.62%

Schuler AG (b)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,187	2.58%	CPI	Oct-2027	Oct-2047

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.72%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.66%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.37%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,564	1.85%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	362	0.43%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,926	2.28%

World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,771	2.09%	CPI	Dec-2017	Dec-2042

W. P. Carey 6/30/2012 Supplemental 8-K — 27

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Eroski Sociedad Cooperativa (b)	70%	Mallorca, Spain	Warehouse/Distribution	Retail Trade	Europe	138,383	1,637	1.93%	3% or CPI	Jun-2030	Jun-2045

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	676	0.80%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	139,628	418	0.49%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	272	0.32%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	131	0.15%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	129	0.15%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,625	1.92%

Sprint Spectrum Realty Company, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,573	1.86%	Fixed	May-2016	May-2021

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,572	1.86%	CPI	Aug-2018	Aug-2018

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,119	1.32%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	255	0.30%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,374	1.62%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	369,537	1,208	1.43%	Fixed	Mar-2015	Mar-2015

Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	905	1.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	75	0.09%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	20,057	62	0.07%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	1,042	1.23%

OBI Group (b)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,570	963	1.14%	CPI	Dec-2025	Dec-2040

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	952	1.12%	CPI	Jun-2017	Jun-2037

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	924	1.09%	CPI	Dec-2014	Dec-2029

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.87%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.17%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	1.04%

The SI Organization, Inc.	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	864	1.02%	Fixed	Jul-2013	Jul-2023

W. P. Carey 6/30/2012 Supplemental 8-K — 28

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	140,763	819	0.97%	CPI	May-2022	May-2022

SymphonyIRI Group, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	815	0.96%	CPI	Jan-2021	Jan-2021

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	634	0.75%	Fixed	Nov-2016	Nov-2021

BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/ Distribution	Telecommunications	South	80,450	632	0.75%	Fixed	Jun-2016	Jun-2021

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	60	0.07%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	60	0.07%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	54	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	53	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	42	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	40	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	39	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	30	0.04%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	587	0.69%

United Stationers Supply Company	100%	San Antonio, TX	Warehouse/ Distribution	Forest Products and Paper	South	59,000	264	0.31%	CPI	Mar-2014	Mar-2017
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/ Distribution	Forest Products and Paper	South	59,560	249	0.29%	CPI	Sep-2012	Sep-2012

United Stationers Supply Company Total						118,560	513	0.61%

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.25%	None	Mar-2016	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.21%	None	May-2016	May-2026

Kmart Corporation Total						192,778	390	0.46%

W. P. Carey 6/30/2012 Supplemental 8-K — 29

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.46%	CPI	Nov-2022	Nov-2022

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	348	0.41%	Fixed	Jul-2016	Jul-2026

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	331	0.39%	None	Jan-2020	Jan-2025

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.35%	CPI	Jul-2018	Dec-2022

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	271	0.32%	Fixed	Feb-2018	Feb-2023

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.26%	Fixed	Feb-2013	Feb-2013

Candle Lamp Company, LLC	100%	Memphis, TN	Warehouse/Distribution	Consumer Non-durable Goods	South	75,000	196	0.23%	CPI	Mar-2014	Mar-2014

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	182	0.21%	Fixed	Mar-2014	Mar-2017

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	4,460	180	0.21%	Fixed	Feb-2017	Feb-2017

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.11%	None	Oct-2014	Oct-2019

Moran Foods, Inc.	100%	Montgomery, AL	Retail	Beverages, Food, and Tobacco	South	32,690	53	0.06%	None	Oct-2017	Oct-2037

Google, Inc.	100%	Venice, CA	Office	Telecommunications	West	67,681	-	0.00%	Fixed	Oct-2025	Oct-2035

Bouygues Telecom, S.A. (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	45,459	1,697	2.00%	INSEE (c)	Feb-2013	Feb-2013
Group SOFEMO (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	16,631	304	0.36%	INSEE (c)	Jan-2014	Jan-2020
SUPINFO International University (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	6,999	118	0.14%	INSEE (c)	Mar-2019	Mar-2013
Bouygues Telecom, S.A. (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	3,689	65	0.08%	INSEE (c)	Dec-2015	May-2020

Multi-Tenant Property (d)						72,778	2,184	2.58%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	859	1.01%	Fixed	Jun-2017	Jun-2020
Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.57%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	309	0.37%	Fixed	Jun-2017	Jun-2020

Multi-Tenant Property (d)						769,604	1,653	1.95%

Bouygues Telecom, S.A. (b)	95%	Tours, France	Office	Telecommunications	Europe	57,264	925	1.09%	INSEE (c)	Sep-2012	Sep-2012

W. P. Carey 6/30/2012 Supplemental 8-K — 30

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Caisse Centrale d’Activities Sociales (b)	95%	Tours, France	Office	Federal, State, and Local Government	Europe	10,655	181	0.21%	INSEE (c)	Feb-2018	Feb-2021

Multi-Tenant Property (d)						67,919	1,106	1.31%

Swat-Fame, Inc.	100%	Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	872	1.03%	CPI	Jun-2020	Jun-2020

Multi-Tenant Property (d)						233,205	872	1.03%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	405	0.48%	Fixed	Mar-2013	May-2017
Lincoln Technical Institute, Inc.	100%	Moorestown, NJ	Office	Healthcare, Education and Childcare	East	35,567	215	0.25%	Fixed	Apr-2025	Apr-2035

Multi-Tenant Property (d)						65,567	620	0.73%

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	48,207	482	0.57%	Fixed	May-2018	May-2025
Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	91	0.11%	Fixed	Sep-2013	Sep-2016

Multi-Tenant Property (d)						57,345	573	0.68%

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	32,503	219	0.26%	None	Sep-2015	Sep-2020
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	36,629	211	0.25%	None	Sep-2013	Sep-2013
Lockheed Martin Corporation	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	8,921	91	0.11%	Fixed	Dec-2014	Dec-2017

Multi-Tenant Property (d)						78,053	521	0.62%

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	40,000	465	0.55%	Fixed	Apr-2016	Apr-2016
RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	23	0.03%	Fixed	Nov-2014	Nov-2014
Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	Fixed	Apr-2012	Apr-2012
Futaba North American Engineering	100%	Bloomingdale, IL	Office	Automobile	Midwest	10,172	-	0.00%	Fixed	Sep-2017	Sep-2020

Multi-Tenant Property (d)						53,722	498	0.59%

Richard Design Services, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	300	0.35%	Other	Feb-2013	May-2013
Englobal U.S., Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	84	0.10%	Other	Nov-2014	Nov-2024
Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.06%	Other	Dec-2017	Dec-2022

Multi-Tenant Property (d)						48,640	430	0.51%

Broomfield Tech	100%	Broomfield, CO	Office	N/A	West	44,458	152	0.18%	Other	Dec-2016	Dec-2016
Broomfield Tech	100%	Broomfield, CO	Office	N/A	West	10,952	35	0.04%	Other	Apr-2013	Apr-2013
Broomfield Tech	100%	Broomfield, CO	Office	N/A	West	14,532	21	0.02%	Other	Jan-2015	Jan-2015

Multi-Tenant Property (d)						69,942	208	0.25%

W. P. Carey 6/30/2012 Supplemental 8-K — 31

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation -Personal	South	25,125	207	0.24%	Fixed	Jul-2013	Jul-2013
Continental Airlines, Inc.	100%	Houston, TX	Land	Transportation -Personal	South	-	-	0.00%	Fixed	Jul-2013	Jul-2013

Multi-Tenant Property (d)						25,125	207	0.24%

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	56	0.07%	Fixed	Oct-2017	Oct-2022
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	7,730	54	0.06%	Fixed	Oct-2017	Oct-2022
SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	45	0.05%	Fixed	Aug-2013	Aug-2016
Knight Security Systems	100%	Houston, TX	Office	Business and Commercial Services	South	4,456	27	0.03%	Fixed	Jun-2016	Jun-2021

Multi-Tenant Property (d)						25,884	182	0.21%

USA Self Storage, LLC (e)	100%	Pensacola, FL	Self Storage	Buildings and Real Estate	South	51,867	188	0.22%	Fixed	Jun-2013	Mar-2013

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	-	0.00%	Fixed	Jan-2014	Jan-2014

Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	-	-	N/A	N/A	N/A
Vacant	100%	Industry, CA	Industrial	N/A	West	92,595	-	-	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	-	-	N/A	N/A	N/A
Vacant	100%	Webster, TX	Warehouse/Distribution	N/A	South	64,980	-	-	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	47,278	-	-	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	41,895	-	-	N/A	N/A	N/A
Vacant	100%	San Fernando, CA	Industrial	N/A	West	40,305	-	-	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	28,284	-	-	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	23,756	-	-	N/A	N/A	N/A

Vacant Total						657,173	-	-

Grand Total (f)						11,644,836	$84,663	100%

(a)	Numbers may not add due to rounding.
(b)	Rents reflect a conversion rate of 1.2578 EUR/USD as of June 30, 2012.
(c)	INSEE construction index, an index published quarterly by the French Government.
(d)	Property utilizes modified triple net lease form.
(e)	Reflects net operating income.
(f)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 6/30/2012 Supplemental 8-K — 32